Exhibit 99.1

CarGurus Completes Acquisition of Motoring Website PistonHeads

January 8, 2019 – Cambridge, Massachusetts, USA – CarGurus, Inc. (Nasdaq: CARG), a leading global automotive marketplace, today announced it has completed its acquisition of UK motoring website PistonHeads. With the acquisition, CarGurus expands its consumer audience in the UK as it continues to build the world’s most trusted and transparent automotive marketplace.

CarGurus will operate PistonHeads as an independent brand, maintaining the site’s popular forum communities and editorial content, while investing in technology to improve the site experience. CarGurus will also offer its dealership listings services across both platforms to deliver increased value and efficiencies for CarGurus’ dealership and manufacturer customers.

“We are thrilled to welcome PistonHeads into the CarGurus family, and we look forward to working with the team to drive continued success for this iconic brand.” said Sam Zales, Chief Operating Officer at CarGurus. “This acquisition further expands CarGurus’ audience reach in the UK and will help forge our position as a leading marketplace for automotive consumers and dealerships in this market.”

CarGurus launched in the UK in 2015 and now has the fastest growing audience among large automotive shopping sites in the UK.* PistonHeads was founded in 1999 and acquired by Haymarket Media Group in 2007.

Terms of the deal were not disclosed.

About CarGurus

Founded in 2006 by Langley Steinert (also a co-founder of TripAdvisor), CarGurus (Nasdaq: CARG) is a global, online automotive marketplace connecting buyers and sellers of cars. The company uses proprietary technology, search algorithms and data analytics to bring trust and transparency to the automotive search experience and help users find great deals from top-rated dealers. CarGurus is the largest automotive shopping site in the U.S. based on monthly unique visitor traffic.** In addition to the United Kingdom and the United States, CarGurus operates online marketplaces in Canada, Germany, Italy and Spain.

CarGurus® is a registered trademark of CarGurus, Inc. All other product names, trademarks and registered trademarks are property of their respective owners.

To learn more about CarGurus visit www.cargurus.co.uk.

*Source: Comscore Media Metrix®, Multi-Platform, UK Automotive, Information/Resources, percentage change in average unique monthly visitors from Q3 2017 vs Q3 2018 (Competitive set includes: AutoTrader.co.uk, Motors.co.uk, Gumtree.com-Motors, and PistonHeads.com)

**Source: Comscore Media Metrix® Multi-Platform, Automotive – Information/Resources, Total Audience, Q3 2018, U.S. (Competitive set includes: CarGurus.com, Autotrader.com, Cars.com, TrueCar.com)

© 2019 CarGurus, Inc., All Rights Reserved.

Press Contacts:

UK:

James Drake at CarGurus

UKPR@CarGurus.com

0208 541 3434 / +44 07809 657178

US:

Brian Kramer at CarGurus

pr@cargurus.com

Cautionary Language Concerning Forward-Looking Statements

This press release includes forward-looking statements. All statements contained in this press release other than statements of historical facts, including, without limitation, statements regarding: our plans to accelerate growth and expand our consumer audience in the UK; the impact that our acquisition of PistonHeads may have on our financial results, business performance and product offerings; our plans to independently operate PistonHeads and make future investments to support and improve PistonHeads; our intentions to deliver an improved online marketplace for both customers and consumers by integrating our technology expertise to PistonHeads’ existing platform; our ability to deliver increased value and efficiencies for our dealership and manufacturer customers by offering our dealership listings services across both the CarGurus and PistonHeads platforms; the value proposition of our products and our market awareness, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “guide,” “may,” “will” and similar expressions and their negatives are intended to identify forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of risks and uncertainties, including, without limitation, risks related to our rapid growth and ability to sustain our revenue growth rate, our relationships with dealers, competition in the markets in which we operate, market growth, our ability to innovate and manage our growth, our ability to expand effectively into new markets, our ability to realize benefits from our acquisition of PistonHeads and successfully implement the integration strategies in connection therewith, our ability to operate in compliance with applicable laws as well as other risks and uncertainties set forth in the “Risk Factors” section of our Quarterly Report on Form 10-Q, filed on November 7, 2018 with the Securities and Exchange Commission (SEC), and subsequent reports that we file with the SEC. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, we cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. We are under no duty to update any of these forward-looking statements after the date of this press release to conform these statements to actual results or revised expectations, except as required by law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.